Exhibit 99.1

Contact:	Michael R. Kourey, CFO
Polycom, Inc.
925-924-5742
mkourey@polycom.com

POLYCOM REPORTS SECOND QUARTER EARNINGS

Revenue Growth of 42 Percent Year-over-Year;

Revenue Growth of 20 Percent Year-over-Year Excluding SpectraLink

PLEASANTON, Calif. – July 19, 2007 – Polycom, Inc. (NASDAQ: PLCM), the world’s leading provider of unified collaborative communications solutions, today reported its earnings for the second quarter ended June 30, 2007.

Second quarter 2007 consolidated net revenues were $233.9 million, compared to $165.0 million for the second quarter of 2006. As previously reported, we completed our acquisition of SpectraLink on March 26, 2007. SpectraLink contributed $36.4 million to net revenues for the second quarter of 2007. Non-GAAP net income in the second quarter of 2007 was $28.9 million, or 30 cents per diluted share. This compares to Non-GAAP net income of $21.9 million, or 24 cents per diluted share, for the second quarter of 2006. Non-GAAP financial measures exclude stock-based compensation expense, the effect of stock-based compensation expense on warranty rates, impact to cost of sales from purchase accounting adjustments to inventory, acquisition-related costs, purchased in-process research and development costs, amortization and impairment of purchased intangibles, restructuring costs, litigation reserves and payments, gain (loss) on strategic investments, and the income tax effect of the preceding adjustments. GAAP net income for the second quarter of 2007 was $10.1 million, or 11 cents per diluted share, compared to $15.0 million, or 17 cents per diluted share, for the same period last year.

For the six months ended June 30, 2007, net revenues were $426.6 million, compared to $322.7 million for the first six months of 2006. Non-GAAP net income for the period was $57.5 million, or 60 cents per diluted share, compared to $41.7 million, or 47 cents per diluted share, for the first six months of 2006. GAAP net income for the six months ended June 30, 2007 was $20.3 million, or 21 cents per diluted share, compared to GAAP net income of $29.0 million, or 32 cents per diluted share, for the same period last year.

The reconciliation of the GAAP statement of operations to the respective Non-GAAP statement of operations, for the three and six month periods ended June 30, 2007 and 2006, is set forth at the end of this press release.

On a product line basis, consolidated net revenues for the second quarter of 2007 were comprised of:

•	62 percent video solutions, or $144.3 million (49 percent video communications, or $113.3 million, and 13 percent network systems, or $31.0 million); and

•	38 percent voice communications, or $89.6 million.

This compares to the second quarter of 2006, in which consolidated net revenues were comprised of:

•	72 percent video solutions, or $119.2 million (54 percent video communications, or $89.0 million, and 18 percent network systems, or $30.2 million); and

•	28 percent voice communications, or $45.8 million.

“The backdrop for IP-based collaborative communications is the best in history,” said Robert Hagerty, president and CEO. “Enterprises, governments, and educational institutions alike are adopting video, voice, and content collaboration to enable them to achieve greater agility and faster growth. Drivers such as high definition and telepresence are serving to catalyze this growth through an unprecedented quality of experience. In Q2, this was evidenced by the continued fast growth of Polycom’s video business and the return to growth of our network systems products. Our newly acquired voice over wireless business also generated strong revenues in Q2 as we began to integrate these solutions into the broader Polycom portfolio.”

Hagerty continued, “Looking into the second half of 2007, I could not be more excited about our increasing customer coverage and our breadth of new product offerings. These products include the RMX high definition multimedia conferencing platform, the new Proxias™ service provider application server, the HDX high definition video products, the RPX™ telepresence products, and the suite of new voice products—from the line of Microsoft VoIP phones to our new wireless LAN voice offerings. With the strong market dynamics, Polycom’s strategic partnerships, our industry leading products, and our ever-increasing sales coverage, we believe we are poised to have fast growth in the second half and 2008.”

“Polycom’s revenues grew 20 percent year-over-year in the second quarter, excluding our SpectraLink product line revenues, and 42 percent year-over-year including SpectraLink,” said Michael Kourey, senior vice president, finance and administration, and CFO. “This strong growth was driven by demand for our video product lines, the contributions of our new wireless voice business, and the return to growth of Polycom’s network systems offering.”

About Polycom

Polycom, Inc. is the worldwide leader in unified collaborative communications (UCC) that maximize the efficiency and productivity of people and organizations by integrating the broadest array of high definition video, wired and wireless voice, and content solutions to deliver the ultimate collaborative experience. Polycom’s high quality, standards-based conferencing and collaboration solutions are easy to deploy and manage, as well as intuitive to use. Supported by an open architecture, they integrate seamlessly with leading telephony, workplace wireless telephony, and presence-based networks. With its market-driving technologies, best-in-class products, alliance partnerships, and world-class service, Polycom is the smart choice for organizations seeking proven solutions and a competitive advantage from on-demand communications and collaboration. For additional information, call 800-POLYCOM or visit the Polycom web site at www.polycom.com.

This release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 regarding future events, future demand for our products, and the future performance of the Company, including statements regarding Polycom as being poised for fast growth in the second half of 2007 and 2008 and the factors contributing to such anticipated growth. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the impact of competition on our product sales and for our customers and partners, our ability to rapidly and effectively integrate SpectraLink and its operations, potential fluctuations in results and future growth rates, the market acceptance of Polycom’s products, such as our video collaboration and voice and video over IP products, and changing market demands, including demands for differing technologies or product and services offerings, possible delays in the development, availability and shipment of new products, increasing costs and differing uses of capital, changes in key personnel, the impact of global conflicts such as those in the Middle East, and risks associated with changes in general economic conditions. Many of these risks and uncertainties are discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, and in other reports filed by Polycom with the SEC. Polycom disclaims any intent or obligations to update these forward-looking statements.

As has been noted on the Company’s web site since July 9, 2007, Polycom will hold a conference call today, July 19, 2007, at 5:00 p.m. ET/2:00 p.m. PT to discuss its second quarter earnings. Robert Hagerty, chairman, president and CEO, and Michael Kourey, chief financial officer, will host the conference. You may participate by viewing the webcast at www.polycom.com or, for callers in the US and Canada, by calling 800-926-7385; and for callers outside of the US and Canada, by calling 212-231- 2900, with the pass code being Polycom. A replay of the call will also be available at www.polycom.com or, for callers in the US and Canada, at 800-633-8284; and for callers outside of the US and Canada, at 402-977-9140. The access number for the replay is 21344062. A replay of the call will also be maintained on our website at www.polycom.com under Investor Relations – Archived Conference Calls for twelve months.

Polycom reserves the right to modify future product plans at any time. Products and/or related specifications referenced in this press release are not guaranteed, and will be delivered on a when and if available basis.

Polycom, the Polycom logo, SpectraLink, and the SpectraLink logo are registered trademarks of Polycom and Proxias and RPX are trademarks of Polycom in the U.S. and various countries. ©2007, Polycom, Inc. All rights reserved.

POLYCOM, INC.

Non-GAAP Condensed Consolidated Statements of Operations

Excluding Stock-based compensation expense, Effect of stock-based compensation expense on warranty rates, Impact to cost of sales from purchase accounting adjustments to inventory, Acquisition-related costs, Purchased in-process research and development costs, Amortization and impairment of purchased intangibles, Restructuring costs, Litigation reserves and payments, Gain (loss) on strategic investments, and Income tax effect of the preceding adjustments

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2007	June 30, 2006	June 30, 2007	June 30, 2006
Revenues:
Product revenues	$201,902	$144,841	$371,374	$283,509
Service revenues	31,950	20,114	55,196	39,159

Total revenues	233,852	164,955	426,570	322,668

Cost of revenues:
Cost of product revenues	75,280	51,898	137,661	102,004
Cost of service revenues	15,187	10,455	26,443	20,086

Total cost of revenues	90,467	62,353	164,104	122,090

Gross profit	143,385	102,602	262,466	200,578

Operating expenses:
Sales and marketing	58,764	40,152	107,176	78,887
Research and development	33,164	26,784	61,262	52,541
General and administrative	14,270	9,925	24,695	18,859

Total operating expenses	106,198	76,861	193,133	150,287

Operating income	37,187	25,741	69,333	50,291

Interest income, net	4,022	4,608	10,590	8,526
Other income (expense), net	(470)	870	(534)	734

Income before provision for income taxes	40,739	31,219	79,389	59,551
Provision for income taxes	11,814	9,365	21,863	17,865

Non-GAAP net income	$28,925	$21,854	$57,526	$41,686

Basic net income per share	$0.32	$0.25	$0.63	$0.47

Diluted net income per share	$0.30	$0.24	$0.60	$0.47

Weighted average shares outstanding for basic net income per share	91,718	87,829	91,263	87,953

Weighted average shares outstanding for diluted net income per share	95,492	89,761	95,240	89,553

Use of Non-GAAP Financial Information

To supplement our consolidated financial statements presented on a GAAP basis, Polycom uses non-GAAP measures of operating results, net income and income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Polycom’s underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core operating results. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with generally accepted accounting principles in the United States.

POLYCOM, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2007	June 30, 2006	June 30, 2007	June 30, 2006
Revenues:
Product revenues	$201,902	$144,841	$371,374	$283,509
Service revenues	31,950	20,114	55,196	39,159

Total revenues	233,852	164,955	426,570	322,668

Cost of revenues:
Cost of product revenues	81,627	52,495	145,909	102,949
Cost of service revenues	16,027	10,932	27,926	20,967

Total cost of revenues	97,654	63,427	173,835	123,916

Gross profit	136,198	101,528	252,735	198,752

Operating expenses:
Sales and marketing	61,991	41,937	112,927	82,112
Research and development	36,258	28,757	66,933	56,280
General and administrative	16,742	11,622	29,218	21,799
Acquisition-related costs	1,547	40	2,717	85
Purchased in-process research and development	—	—	9,400	—
Amortization of purchased intangibles	2,376	1,601	3,807	3,189
Restructuring costs	—	—	213	555

Total operating expenses	118,914	83,957	225,215	164,020

Operating income	17,284	17,571	27,520	34,732

Interest income, net	4,022	4,608	10,590	8,526
Loss on strategic investments	(7,400)	—	(7,400)	—
Other income (expense), net	(470)	870	(534)	734

Income before provision for income taxes	13,436	23,049	30,176	43,992
Provision for income taxes	3,359	8,046	9,888	14,957

Net income	$10,077	$15,003	$20,288	$29,035

Basic net income per share	$0.11	$0.17	$0.22	$0.33

Diluted net income per share	$0.11	$0.17	$0.21	$0.32

Weighted average shares outstanding for basic net income per share	91,718	87,829	91,263	87,953

Weighted average shares outstanding for diluted net income per share	95,492	89,761	95,240	89,553

POLYCOM, INC.

GAAP to Non-GAAP Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30, 2007					Six Months Ended June 30, 2007
	GAAP	Excluded			Non-GAAP	GAAP	Excluded			Non-GAAP
Revenues:
Product revenues	$201,902	$—			$201,902	$371,374	$—			$371,374
Service revenues	31,950	—			31,950	55,196	—			55,196

Total revenues	233,852	—			233,852	426,570	—			426,570

Cost of revenues:
Cost of product revenues	81,627	6,347	(a	)	75,280	145,909	8,248	(c	)	137,661
Cost of service revenues	16,027	840	(b	)	15,187	27,926	1,483	(b	)	26,443

Total cost of revenues	97,654	7,187			90,467	173,835	9,731			164,104

Gross profit	136,198	(7,187)			143,385	252,735	(9,731)			262,466

Operating expenses:
Sales and marketing	61,991	3,227	(b	)	58,764	112,927	5,751	(b	)	107,176
Research and development	36,258	3,094	(b	)	33,164	66,933	5,671	(b	)	61,262
General and administrative	16,742	2,472	(b	)	14,270	29,218	4,523	(b	)	24,695
Acquisition-related costs	1,547	1,547			—	2,717	2,717			—
Purchased in-process research and development	—	—			—	9,400	9,400			—
Amortization of purchased intangibles	2,376	2,376			—	3,807	3,807			—
Restructuring costs	—	—			—	213	213			—

Total operating expenses	118,914	12,716			106,198	225,215	32,082			193,133

Operating income	17,284	(19,903)			37,187	27,520	(41,813)			69,333

Interest income, net	4,022	—			4,022	10,590	—			10,590
Loss on strategic investments	(7,400)	(7,400)			—	(7,400)	(7,400)			—
Other income (expense), net	(470)	—			(470)	(534)	—			(534)

Income before provision for income taxes	13,436	(27,303)			40,739	30,176	(49,213)			79,389
Provision for income taxes	3,359	(8,455)			11,814	9,888	(11,975)			21,863

Net income	$10,077	$(18,848)			$28,925	$20,288	$(37,238)			$57,526

Basic net income per share	$0.11	$(0.21)			$0.32	$0.22	$(0.41)			$0.63

Diluted net income per share	$0.11	$(0.19)			$0.30	$0.21	$(0.39)			$0.60

Weighted average shares outstanding for basic net income per share	91,718				91,718	91,263				91,263

Weighted average shares outstanding for diluted net income per share	95,492				95,492	95,240				95,240

(a)	Excluded amount includes $3,357 related to the amortization of purchased intangibles for core and existing technologies, $690 for stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment,” during the period, $231 related to the effect of stock-based compensation on warranty expense rates and $2,069 related to purchase accounting adjustments made to inventory.
(b)	Excluded amount represents stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment,” during the period.
(c)	Excluded amount includes $4,168 related to the amortization of purchased intangibles for core and existing technologies, $1,216 for stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment,” during the period, $400 related to the effect of stock-based compensation on warranty expense rates and $2,464 related to purchase accounting adjustments made to inventory.

POLYCOM, INC.

GAAP to Non-GAAP Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30, 2006					Six Months Ended June 30, 2006
	GAAP	Excluded			Non-GAAP	GAAP	Excluded			Non-GAAP
Revenues:
Product revenues	$144,841	$—			$144,841	$283,509	$—			$283,509
Service revenues	20,114	—			20,114	39,159	—			39,159

Total revenues	164,955	—			164,955	322,668	—			322,668

Cost of revenues:
Cost of product revenues	52,495	597	(a	)	51,898	102,949	945	(c	)	102,004
Cost of service revenues	10,932	477	(b	)	10,455	20,967	881	(b	)	20,086

Total cost of revenues	63,427	1,074			62,353	123,916	1,826			122,090

Gross profit	101,528	(1,074)			102,602	198,752	(1,826)			200,578

Operating expenses:
Sales and marketing	41,937	1,785	(b	)	40,152	82,112	3,225	(b	)	78,887
Research and development	28,757	1,973	(b	)	26,784	56,280	3,739	(b	)	52,541
General and administrative	11,622	1,697	(b	)	9,925	21,799	2,940	(b	)	18,859
Acquisition-related costs	40	40			—	85	85			—
Amortization of purchased intangibles	1,601	1,601			—	3,189	3,189			—
Restructuring costs	—	—			—	555	555			—

Total operating expenses	83,957	7,096			76,861	164,020	13,733			150,287

Operating income	17,571	(8,170)			25,741	34,732	(15,559)			50,291

Interest income, net	4,608	—			4,608	8,526	—			8,526
Other income (expense), net	870	—			870	734	—			734

Income before provision for income taxes	23,049	(8,170)			31,219	43,992	(15,559)			59,551
Provision for income taxes	8,046	(1,319)			9,365	14,957	(2,908)			17,865

Net income	$15,003	$(6,851)			$21,854	$29,035	$(12,651)			$41,686

Basic net income per share	$0.17	$(0.08)			$0.25	$0.33	$(0.14)			$0.47

Diluted net income per share	$0.17	$(0.07)			$0.24	$0.32	$(0.15)			$0.47

Weighted average shares outstanding for basic net income per share	87,829				87,829	87,953				87,953

Weighted average shares outstanding for diluted net income per share	89,761				89,761	89,553				89,553

(a)	Excluded amount includes $401 for stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment,” during the period and $196 related to the effect of stock-based compensation on warranty expense rates.
(b)	Excluded amount represents stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment,” during the period.
(c)	Excluded amount includes $749 for stock-based compensation expense recorded in accordance with SFAS 123R, “Share-Based Payment,” during the period and $196 related to the effect of stock-based compensation on warranty expense rates.

POLYCOM, INC.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	June 30, 2007	December 31, 2006
ASSETS
Current assets
Cash and cash equivalents	$223,594	$316,368
Investments	83,474	157,345
Trade receivables, net	114,733	79,057
Inventories	68,112	48,029
Deferred taxes	42,571	22,459
Prepaid expenses and other current assets	19,104	16,719

Total current assets	551,588	639,977
Property and equipment, net	56,001	39,426
Long-term investments	64,060	102,133
Goodwill	494,536	356,755
Purchased intangibles, net	99,603	12,935
Deferred taxes	10,602	16,746
Other assets	14,527	22,043

Total assets	$1,290,917	$1,190,015

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$61,906	$53,602
Accrued payroll and related liabilities	28,644	22,182
Taxes payable	1,536	58,092
Deferred revenue	50,807	40,227
Other accrued liabilities	50,618	39,780

Total current liabilities	193,511	213,883
Non-current liabilities
Deferred revenue	24,684	20,798
Taxes payable	33,333	—
Deferred taxes	6,314	—
Other long-term liabilities	10,553	8,614

Total non-current liabilities	74,884	29,412
Total liabilities	268,395	243,295
Stockholders’ equity	1,022,522	946,720

Total liabilities and stockholders’ equity	$1,290,917	$1,190,015

POLYCOM, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Six Months Ended
	June 30, 2007	June 30, 2006
Cash flows from operating activities:
Net income	$20,288	$29,035
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	11,656	10,337
Amortization of purchased intangibles	7,976	3,189
Provision for doubtful accounts	—	59
Provision for (benefit from) excess and obsolete inventories	320	(92)
Non-cash stock based compensation	18,644	11,534
Excess tax benefits from stock-based compensation	(11,645)	(2,273)
Loss on strategic investments	7,400	—
Purchase of in-process research and development	9,400	—
Loss on disposals of property and equipment	58	85

Changes in assets and liabilities, net of the effect of acquisitions:
Trade receivables	(18,038)	(8,605)
Inventories	(805)	3,719
Deferred taxes	3,405	—
Prepaid expenses and other assets	(1,647)	(2,110)
Accounts payable	(1,180)	311
Taxes payable	3,519	4,228
Other accrued liabilities	2,384	15,304

Net cash provided by operating activities	51,735	64,721

Cash flows from investing activities:
Purchase of property and equipment	(14,500)	(10,443)
Purchases of investments	(201,859)	(364,042)
Proceeds from sale and maturity of investments	313,292	344,933
Net cash paid in purchase acquisitions	(275,619)	—

Net cash used in investing activities	(178,686)	(29,552)

Cash flows from financing activities:
Proceeds from issuance of common stock under employee option and stock purchase plans	48,264	23,470
Repurchase of common stock	(25,732)	(52,405)
Excess tax benefits from stock-based compensation	11,645	2,273

Net cash provided by (used in) financing activities	34,177	(26,662)

Net increase (decrease) in cash and cash equivalents	(92,774)	8,507
Cash and cash equivalents, beginning of period	316,368	189,271

Cash and cash equivalents, end of period	$223,594	$197,778